UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 29, 2008

(Date of earliest event reported)

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	0-25331	94-1788300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42-47 Lower Mount Street, Dublin 2, Ireland

(Address of principal executive offices)

(415) 541-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 29, 2008, Critical Path, Inc. (“Critical Path”) entered into an Asset Purchase Agreement (the “Agreement”) with SPN Acquisition, Inc. (“SPN”) and GigaNews, Inc. (“GigaNews” and together with SPN the “Purchasers”) for the sale of certain of the assets and liabilities related to Critical Path’s Supernews usenet hosting business, including software, customer base, trade names and other elements of goodwill (the “Supernews Assets”) for up to $3,200,000 in cash.

Critical Path has also entered into a separate Transition Services Agreement with the Purchasers under which Critical Path will carry on the business related to the Supernews Assets for 30 days during the transition of customers and technology to the Purchasers’ control.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information provided in Item 1.01 of the Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01. On March 3, 2008, the closing under the Agreement occurred and Critical Path disposed of the Supernews Assets. Upon closing, the Purchasers paid Critical Path $2,525,000. The Purchasers will also pay up to an additional $675,000 six months after closing if certain post-closing conditions are satisfied.

The foregoing summary description of the Agreement in Items 1.01 and 2.01 does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10.1 hereto and incorporated into Items 1.01 and 2.01 by reference.

A copy of the press release dated March 6, 2008 relating to the Agreement is attached hereto as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Pro forma financial information.

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The unaudited pro forma financial information included with this Form 8-K has been prepared to illustrate the pro forma effects of the disposition of the Supernews Assets. The unaudited pro forma condensed consolidated balance sheet and statement of operations for the nine months ended September 30, 2007 and the unaudited pro forma condensed consolidated statements of operations for fiscal year ended December 31, 2006 are filed as Exhibit 99.1. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2007 and the fiscal year ended December 31, 2006 give effect to the disposition of the Supernews Assets as if it had occurred on January 1, 2006. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 gives effect to the disposition of the Supernews Assets as if it had occurred at the end of the period. All pro forma information has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition actually occurred on the dates indicated or what may result in the future.

(c) Not applicable

(d) Exhibits

Exhibit No.	Description

10.1	Asset Purchase Agreement dated as of February 29, 2008.

99.1	Unaudited pro forma financial information of Critical Path, Inc.

99.2	Press release dated March 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2008

CRITICAL PATH, INC.

By:	/s/ James A. Clark
James A. Clark
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase Agreement dated as of February 29, 2008.

99.1	Unaudited pro forma financial information of Critical Path, Inc.

99.2	Press release dated March 6, 2008.